Acquisitions - Schedule of Carrying Amounts of the Assets and Liabilities (Details) - Business Combination, Series of Individually Immaterial Business Combinations [Member] - USD ($)	Oct. 26, 2022	Jul. 20, 2022
Acquisitions - Schedule of Carrying Amounts of the Assets and Liabilities (Details) [Line Items]
Assets	$ 32,838	$ 7,293,021
Liabilities	37,008	8,030,370
Net liabilities	(4,170)	(737,349)
Non-controlling interests	1,668
Consideration in excess of net liabilities acquired	2,502	3,579,522
Total purchase consideration		$ 2,842,173